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[KAVILCO INCORPORATED OFFICE LETTERHEAD]

Certification Required by Rule 30a-2
Investment Company Act of 1940

I, Louis A. Thompson, Chief Executive Officer, certify that:

1. I have reviewed this report on Form N-CSR of Kavilco
Incorporated (Kavilco);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of Kavilco as of, and for, the periods presented in this report;

4. Kavilco's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for Kavilco and have:

a) designed such disclosure controls and procedures to ensure that material information relating to Kavilco, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date");
and;

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. Kavilco's other certifying officers and I have disclosed, based on our most recent evaluation, to Kavilco's auditors and the audit committee of Kavilco's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect Kavilco's ability to record, process, summarize, and report financial data and have identified for Kavilco's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in Kavilco's internal controls; and

6. Kavilco's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/Louis A. Thompson

Louis A. Thompson
Chief Executive Officer
December 2, 2003